Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,406,970.33
Previously Paid Amount	4,838.79
Total Fee Amount	4,061.12
Total Offset Amount	4,061.12
Net Fee	$ 0.00